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                                       EXHIBIT 24.1


                               CONSENT OF KPMG PEAT MARWICK





                                   ACCOUNTANTS' CONSENT


The Board of Directors
Thomas & Betts Corporation:


We consent to the use of our reports incorporated by reference herein and in the Prospectus.



                                   KPMG PEAT MARWICK



Memphis, Tennessee
July 29, 1994